EX-10.3

AMENDMENT NO. 1 TO
WARRANT TO PURCHASE COMMON STOCK

This Amendment No. 1 (this “Amendment”) is made and entered into as of May 1, 2023, and amends that certain Warrant to Purchase Common Stock dated as of February 21, 2023 (as may be further amended or modified from time to time, the “Warrant”), by and between Gelesis Holdings, Inc., a Delaware corporation (the “Company”) and PureTech Health LLC (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the “Holder”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Warrant.

WHEREAS, the Warrant was issued by the Company to the Holder pursuant to that certain Note and Warrant Purchase Agreement, dated as of February 21, 2023, by and among the Company and the investor party thereto (the “Purchase Agreement”).

WHEREAS, the parties to the Purchase Agreement desire to enter into certain Amendment No. 1 to the Purchase Agreement, dated on or about the date hereof, and the Company and the Holder desire to amend the Warrant to reflect such Amendment No. 1 to the Purchase Agreement.

WHEREAS, pursuant to Section 5.15 of the Warrant, any term of the Warrant may be amended with the written consent of the Company and the Holder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.
Amendments.

(a) the first paragraph of the Warrant is amended and restated in its entirety as follows:

“Gelesis Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received and pursuant to the Note and Warrant Purchase Agreement, dated as of February 21, 2023, by and among the Company and the Investors named therein (the “Purchase Agreement”), PureTech Health LLC (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the “Holder”), is entitled, subject to the terms and conditions set forth in this warrant (this “Warrant”), to purchase from the Company, at any time or times on or after May 1, 2023, but not after 5:00 P.M., New York City time on May 1, 2028 (the “Expiration Date”), 23,688,047 duly authorized, validly issued, fully paid, nonassessable shares of Common Stock (as defined below), which shall be adjusted or readjusted from time to time as provided in this Warrant (as adjusted, the “Warrant Shares”), at a purchase price per share equal to $0.2744, which shall be adjusted from time to time as provided in this Warrant (as adjusted, the “Warrant Price”).”

(b) Section 1.1(a) of the Warrant is hereby amended as follows: the words “on or after the Stockholder Approval Date and” are hereby deleted.

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(c) Section 1.1(b) of the Warrant is hereby amended as follows: the words “on or after the Stockholder Approval Date and” are hereby deleted.

(d) Section 5.16(g) of the Warrant is hereby amended and restated in its entirety as follows:

“(g) [Reserved.]”

2.
Limitation of Amendment. This Amendment is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Warrant, or (b) otherwise prejudice any right or remedy which the Holder may now have or may have in the future under or in connection with the Warrant.
3.
Ratification of the Warrant. The Warrant is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment and shall form a part of the Warrant for all purposes.
4.
Governing Law. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof (excluding the laws and rules of law applicable to conflicts or choice of law).
5.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized as of the date first written above.

GELESIS HOLDINGS, INC.

By: /s/ Yishai Zohar
Name: Yishai Zohar
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Warrant]

AGREED AND ACKNOWLEDGED:

PURETECH HEALTH LLC

By: /s/ Bharatt Chowrira
Name: Bharatt Chowrira
Title: President

[Signature Page to Amendment No. 1 to Warrant]